Exhibit 3.1

The Articles of the Company have been altered pursuant to the Annual and Special Shareholders Meeting held on May 27, 2021 and Notice of Alteration filed on June 3, 2021 with the BC Registrar.

Incorporation Number	BC0886671

AMENDED AND RESTATED ARTICLES

OF

MIND MEDICINE (MINDMED) INC.

BUSINESS CORPORATIONS ACT

BRITISH COLUMBIA

TABLE OF CONTENTS

	PART 1
	INTERPRETATION
1.1	Definitions	1
1.2	Business Corporations Act and Interpretation Act Definitions Applicable	2

	PART 2
	SHARES AND SHARE CERTIFICATES
2.1	Authorized Share Structure	2
2.2	Form of Share Certificate	2
2.3	Shareholder Entitled to Certificate or Acknowledgment	2
2.4	Delivery by Mail	2
2.5	Replacement of Worn Out or Defaced Certificate or Acknowledgement	2
2.6	Replacement of Lost, Stolen, Destroyed or Wrongfully Taken Certificate	3
2. 7	Recovery of New Share Certificate	3
2.8	Splitting Share Certificates	3
2.9	Certificate Fee	3
2.10	Recognition of Trusts	3

	PART 3
	ISSUE OF SHARES
3.1	Directors Authorized	3
3.2	Commissions and Discounts	4
3.3	Brokerage	4
3.4	Conditions of Issue	4
3.5	Share Purchase Warrants and Rights	4

	PART 4
	SHARE REGISTERS
4.1	Central Securities Register	4
4.2	Appointment of Agent	4
4.3	Closing Register	5

	PART 5
	SHARE TRANSFERS
5.1	Registering Transfers	5
5.2	Waivers of Requirements for Transfer	5
5.3	Form of Instrument of Transfer	5
5.4	Transferor Remains Shareholder	5
5.5	Signing of Instrument of Transfer	6
5.6	Enquiry as to Title Not Required	6
5.7	Transfer Fee	6

	PART 6
	TRANSMISSION OF SHARES

6.1	Legal Personal Representative Recognized on Death	6
6.2	Rights of Legal Personal Representative	6

	PART 7
	ACQUISITION OF COMPANY'S SHARES

7.1	Company Authorized to Purchase or Otherwise Acquire Shares	7
7.2	No Purchase, Redemption or Other Acquisition When Insolvent	7
7.3	Sale and Voting of Purchased, Redeemed or Otherwise Acquired Shares	7

	PART 8
	BORROWING POWERS

8.1	Borrowing Powers	7
8.2	Additional Powers	7

	PART 9
	ALTERATIONS

9.1	Alteration of Authorized Share Structure	8
9.2	Special Rights or Restrictions	8
9.3	No Interference with Class or Series Rights without Consent	9
9.4	Change of Name	9
9.5	Other Alterations	9

	PART10
	MEETINGS OF SHAREHOLDERS

10.1	Annual General Meetings	9
10.2	Resolution Instead of Annual General Meeting	9
10.3	Calling of Meetings of Shareholders	9
10.4	Notice for Meetings of Shareholders	9
10.5	Failure to Give Notice and Waiver of Notice	10
10.6	Notice of Special Business at Meetings of Shareholders	10
10.7	Class Meetings and Series Meetings of Shareholders	10
10.8	Notice of Dissent Rights	10
10.9	Advance Notice Provisions	11

	PART 11
	PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

11.1	Special Business	14
11.2	Special Majority	14
11.3	Quorum	14
11.4	One Shareholder May Constitute Quorum	15
11.5	Persons Entitled to Attend Meeting	15
11.6	Requirement of Quorum	15
11.7	Lack of Quorum	15
11.8	Lack of Quorum at Succeeding Meeting	15
11.9	Chair	15
11.10	Selection of Alternate Chair	15
11.11	Adjournments	16
11.12	Notice of Adjourned Meeting	16
11.13	Decisions by Show of Hands or Poll	16
11.14	Declaration of Result	16
11.15	Motion Need Not be Seconded	16
11.16	Casting Vote	16
11.17	Manner of Taking Poll	16
11.18	Demand for Poll on Adjournment	17
11.19	Chair Must Resolve Dispute	17
11.20	Casting of Votes	17
11.21	No Demand for Poll on Election of Chair	17
11.22	Demand for Poll Not to Prevent Continuance of Meeting	17
11.23	Retention of Ballots and Proxies	17

	PART 12
	VOTES OF SHAREHOLDERS

12.1	Number of Votes by Shareholder or by Shares	17
12.2	Votes of Persons in Representative Capacity	18
12.3	Votes by Joint Holders	18
12.4	Legal Personal Representatives as Joint Shareholders	18
12.5	Representative of a Corporate Shareholder	18
12.6	Proxy Holder Need Not Be Shareholder	19
12.7	When Proxy Provisions Do Not Apply to the Company	19
12.8	Appointment of Proxy Holders	19
12.9	Alternate Proxy Holders	19
12.10	Deposit of Proxy	19
12.11	Validity of Proxy Vote	19
12.12	Form of Proxy	20
12.13	Revocation of Proxy	20
12.14	Revocation of Proxy Must Be Signed	20
12.15	Chair May Determine Validity of Proxy	20
12.16	Production of Evidence of Authority to Vote	21

	PART 13
	DIRECTORS

13.1	First Directors; Number of Directors	21
13.2	Change in Number of Directors	21
13.3	Directors' Acts Valid Despite Vacancy	21
13.4	Qualifications of Directors	21
13.5	Remuneration of Directors	21
13.6	Reimbursement of Expenses of Directors	22
13.7	Special Remuneration for Directors	22
13.8	Gratuity, Pension or Allowance on Retirement of Director	22

	PART 14
	ELECTION AND REMOVAL OF DIRECTORS

14.1	Election at Annual General Meeting	22
14.2	Consent to be a Director	22
14.3	Failure to Elect or Appoint Directors	22
14.4	Places of Retiring Directors Not Filled	23
14.5	Directors May Fill Casual Vacancies	23
14.6	Remaining Directors' Power to Act	23
14.7	Shareholders May Fill Vacancies	23
14.8	Additional Directors	23
14.9	Ceasing to be a Director	23
14.10	Removal of Director by Shareholders	24
14.11	Removal of Director by Directors	24

	PART 15 ALTERNATE DIRECTORS

15.1	Appointment of Alternate Director	24
15.2	Notice of Meetings	24
15.3	Alternate for More than One Director Attending Meetings	24
15.4	Consent Resolutions	25
15.5	Alternate Director an Agent	25
15.6	Revocation or Amendment of Appointment of Alternate Director	25
15.7	Ceasing to be an Alternate Director	25

15.8	Remuneration and Expenses of Alternate Director	25

	PART16
	POWERS AND DUTIES OF DIRECTORS

16.1	Powers of Management.	25
16.2	Appointment of Attorney of Company	25

	PART17
	INTERESTS OF DIRECTORS AND OFFICERS

17.1	Obligation to Account for Profits	26
17.2	Restrictions on Voting by Reason of Interest	26
17.3	Interested Director Counted in Quorum	26
17.4	Disclosure of Conflict of Interest or Property	26
17.5	Director Holding Other Office in the Company	26
17.6	No Disqualification	26
17.7	Professional Services by Director or Officer	26
17.8	Director or Officer in Other Corporations	27

	PART 18
	PROCEEDINGS OF DIRECTORS

18.1	Meetings of Directors	27
18.2	Voting at Meetings	27
18.3	Chair of Meetings	27
18.4	Meetings by Telephone or Other Communications Medium	27
18.5	Calling of Meetings	28
18.6	Notice of Meetings	28
18.7	When Notice Not Required	28
18.8	Meeting Valid Despite Failure to Give Notice	28
18.9	Waiver of Notice of Meetings	28
18.10	Quorum	28
18.11	Validity of Acts Where Appointment Defective	28
18.12	Consent Resolutions in Writing	28

	PART 19
	BOARD COMMITTEES

19.1	Appointment and Powers of Committees	29
19.2	Obligations of Committees	29
19.3	Powers of Board	30
19.4	Committee Meetings	30

	PART 20
	OFFICERS

20.1	Directors May Appoint Officers	30
20.2	Functions, Duties and Powers of Officers	30
20.3	Qualifications	30
20.4	Remuneration and Terms of Appointment	31

	PART 21
	INDEMNIFICATION

21.1	Definitions	31
21.2	Mandatory Indemnification of Directors and Officers	31
21.3	Deemed Contract	31

21.4	Permitted Indemnification	31
21.5	Non-Compliance with Business Corporations Act	31
21.6	Company May Purchase Insurance	32

	PART 22
	DIVIDENDS

22.1	Payment of Dividends Subject to Special Rights	32
22.2	Declaration of Dividends	32
22.3	No Notice Required	32
22.4	Record Date	32
22.5	Manner of Paying Dividend	32
22.6	Settlement of Difficulties	32
22.7	When Dividend Payable	33
22.8	Dividends to be Paid in Accordance with Number of Shares	33
22.9	Receipt by Joint Shareholders	33
22.10	Dividend Bears No Interest	33
22.11	Fractional Dividends	33
22.12	Payment of Dividends	33
22.13	Capitalization of Retained Earnings or Surplus	33
22.14	Unclaimed Dividends	33

	PART 23
	ACCOUNTING RECORDS AND AUDITOR

23.1	Recording of Financial Affairs	34
23.2	Inspection of Accounting Records	34
23.3	Remuneration of Auditor	34

	PART 24
	NOTICES

24.1	Method of Giving Notice	34
24.2	Deemed Receipt	35
24.3	Certificate of Sending	35
24.4	Notice to Joint Shareholders	35
24.5	Notice to Legal Personal Representatives and Trustees	35
24.6	Undelivered Notices	36

	PART 25
	SEAL

25.1	Who May Attest Seal	36
25.2	Sealing Copies	36
25.3	Mechanical Reproduction of Seal	36

	PART 26
	PROHIBITIONS

26.1	Definitions	36
26.2	Application	37
26.3	Consent Required for Transfer of Shares or Transfer Restricted Securities	37

	PART 27
	SUBORDINATE VOTING SHARES

27.1	Rights	37

	PART 28
	MULTIPLE VOTING SHARES

28.1	Special Rights and Restrictions	38

Incorporation Number	BC0886671

ARTICLES

MIND MEDICINE (MINDMED) INC.

(the “Company”)

PART 1

INTERPRETATION

1.1 Definitions

In these Amended and Restated Articles (the “Articles”), unless the context otherwise requires:

(1)
“appropriate person” has the meaning assigned in the Securities Transfer Act;
(2)
“board of directors”, “directors” and “board” mean the directors of the Company for the time being;
(3)
“Business Corporations Act” means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;
(4)
“Interpretation Act” means the Interpretation Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;
(5)
“legal personal representative” means the personal or other legal representative of a shareholder;
(6)
“protected purchaser” has the meaning assigned in the Securities Transfer Act;
(7)
“registered address” of a shareholder means the shareholder's address as recorded in the central securities register;
(8)
“seal” means the seal of the Company, if any;
(9)
“Securities Act” means the Securities Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;
(10)
“securities legislation” means statutes concerning the regulation of securities markets and trading in securities and the regulations, rules, forms and schedules under those statutes, all as amended from time to time, and the blanket rulings and orders, as amended from time to time, issued by the securities commissions or similar regulatory authorities appointed under or pursuant to those statutes; and “Canadian securities legislation” means the securities legislation in any province or territory of Canada and includes the Securities Act; and;
(11)
“Securities Transfer Act” means the Securities Transfer Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act.

LEGAL *52898455.3

1.2 Business Corporations Act and Interpretation Act Definitions Applicable

The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and unless the context requires otherwise, apply to these Articles as if they were an enactment. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles. If there is a conflict or inconsistency between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.

PART 2

SHARES AND SHARE CERTIFICATES

2.1 Authorized Share Structure

The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

2.2 Form of Share Certificate

Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.

2.3 Shareholder Entitled to Certificate or Acknowledgment

Unless the shares of which the shareholder is the registered owner are uncertificated shares within the meaning of the Business Corporations Act, each shareholder is entitled, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the shareholder's name or (b) a non-transferable written acknowledgment of the shareholder's right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate or acknowledgment and delivery of a share certificate or an acknowledgment to one of several joint shareholders or to a duly authorized agent of one of the joint shareholders will be sufficient delivery to all. If a shareholder is the registered owner of uncertificated shares, the Company must send to that holder a written notice containing the information required by the Act within a reasonable time after the issue or transfer of the shares.

2.4 Delivery by Mail

Any share certificate or non-transferable written acknowledgment of a shareholder's right to obtain a share certificate may be sent to the shareholder by mail at the shareholder's registered address and neither the Company nor any director, officer or agent of the Company (including the Company's legal counsel or transfer agent) is liable for any loss to the shareholder because the share certificate or acknowledgement is lost in the mail or stolen.

2.5 Replacement of Worn Out or Defaced Certificate or Acknowledgement

If the Company is satisfied that a share certificate or a non-transferable written acknowledgment of the shareholder's right to obtain a share certificate is worn out or defaced, it must, on production to it of the share certificate or acknowledgment, as the case may be, and on such other terms, if any, as it thinks fit:

(1)
order the share certificate or acknowledgment, as the case may be, to be cancelled; and
(2)
issue a replacement share certificate or acknowledgment, as the case may be.

2.6 Replacement of Lost, Stolen, Destroyed or Wrongfully Taken Certificate

If a person entitled to a share certificate claims that the share certificate has been lost, stolen, destroyed or wrongfully taken, the Company must issue a new share certificate, if that person:

(1)
so requests before the Company has notice that the share certificate has been acquired by a protected purchaser;
(2)
provides the Company with an indemnity bond sufficient in the Company's judgement to protect the Company from any loss that the Company may suffer by issuing a new certificate; and
(3)
satisfies any other reasonable requirements imposed by the Company.

A person entitled to a share certificate may not assert against the Company a claim for a new share certificate where a share certificate has been lost, apparently destroyed or wrongfully taken if that person fails to notify the Company of that fact within a reasonable time after that person has notice of it and the Company registers a transfer of the shares represented by the certificate before receiving a notice of the loss, apparent destruction or wrongful taking of the share certificate.

2.7 Recovery of New Share Certificate

If, after the issue of a new share certificate, a protected purchaser of the original share certificate presents the original share certificate for the registration of transfer, then in addition to any rights under any indemnity bond, the Company may recover the new share certificate from a person to whom it was issued or any person taking under that person other than a protected purchaser.

2.8 Splitting Share Certificates

If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder's name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as represented by the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.

2.9 Certificate Fee

There must be paid to the Company, in relation to the issue of any share certificate under Articles 2.5, 2.6 or 2.8, the amount, if any and which must not exceed the amount prescribed under the Business Corporations Act, determined by the directors.

2.10 Recognition of Trusts

Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as required by law or statute or these Articles or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

PART 3

ISSUE OF SHARES

3.1 Directors Authorized

Subject to the Business Corporations Act and the rights, if any, of the holders of issued shares of the Company, the Company may issue, allot, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share, if any.

3.2 Commissions and Discounts

The Company may at any time pay a reasonable commission or allow a reasonable discount to any person in consideration of that person purchasing or agreeing to purchase shares of the Company from the Company or any other person or procuring or agreeing to procure purchasers for shares of the Company.

3.3 Brokerage

The Company may pay such brokerage fee or other consideration as may be lawful for cir in connection with the sale or placement of its securities.

3.4 Conditions of Issue

Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:

(1)
consideration is provided to the Company for the issue of the share by one or more of the following:
(a)
past services performed for the Company;
(b)
property; or
(c)
money; and
(2)
the value of the consideration received by the Company equals or exceeds the issue price set for the share under Article 3.1.

3.5 Share Purchase Warrants and Rights

Subject to the Business Corporations Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.

PART 4

SHARE REGISTERS

4.1 Central Securities Register

As required by and subject to the Business Corporations Act, the Company must maintain a central securities register, which may be kept in electronic form.

4.2 Appointment of Agent

The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

If the Company has appointed a transfer agent, references in Articles 2.4, 2.5, 2.6, 2.7, 2.8, 2.9, and 5. 7 to the Company include its transfer agent.

4.3 Closing Register

The Company must not at any time close its central securities register.

PART 5

SHARE TRANSFERS

5.1 Registering Transfers

The Company must register a transfer of a share of the Company if either:

(1)
the Company or the transfer agent or registrar for the class or series of share to be transferred has received:
(a)
in the case where the Company has issued a share certificate in respect of the share to be transferred, that share certificate and a written instrument of transfer (which may be on a separate document or endorsed on the share certificate) made by the shareholder or other appropriate person or by an agent who has actual authority to act on behalf of that person;
(b)
in the case of a share that is not represented by a share certificate (including an uncertificated share within the meaning of the Business Corporations Act and including the case where the Company has issued a non-transferable written acknowledgement of the shareholder's right to obtain a share certificate in respect of the share to be transferred), a written instrument of transfer, made by the shareholder or other appropriate person or by an agent who has actual authority to act on behalf of that person; and
(c)
such other evidence, if any, as the Company or the transfer agent or registrar for the class or series of share to be transferred may require to prove the title of the transferor or the transferor's right to transfer the share, that the written instrument of transfer is genuine and authorized and that the transfer is rightful or to a protected purchaser; or
(2)
all the preconditions for a transfer of a share under the Securities Transfer Act have been met and the Company is required under the Securities Transfer Act to register the transfer.

5.2 Waivers of Requirements for Transfer

The Company may waive any of the requirements set out in Article 5.1 (1) and any of the preconditions referred to in Article 5.1 (2).

5.3 Form of Instrument of Transfer

The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company's share certificates or in any other form that may be approved by the Company or the transfer agent for the class or series of shares to be transferred.

5.4 Transferor Remains Shareholder

Except to the extent that the Business Corporations Act otherwise provides, the transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

5.5 Signing of Instrument of Transfer

If a shareholder or other appropriate person or an agent who has actual authority to act on behalf of that person, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified but share certificates are deposited with the instrument of transfer, all the shares represented by such share certificates:

(1)
in the name of the person named as transferee in that instrument of transfer; or
(2)
if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.

5.6 Enquiry as to Title Not Required

Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.

5. 7 Transfer Fee

Subject to the applicable rules of any stock exchange on which the shares of the Company may be listed, there must be paid to the Company, in relation to the registration of any transfer, the amount, if any, determined by the directors.

PART 6

TRANSMISSION OF SHARES

6.1 Legal Personal Representative Recognized on Death

In the case of the death of a shareholder, the legal personal representative of the shareholder, or in the case of shares registered in the shareholder's name and the name of another person in joint tenancy, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder's interest in the shares. Before recognizing a person as a legal personal representative of a shareholder, the directors may require the original grant of probate or letters of administration or a court certified copy of them or the original or a court certified or authenticated copy of the grant of representation, will, order or other instrument or other evidence of the death under which title to the shares or securities is claimed to vest.

6.2 Rights of Legal Personal Representative

The legal personal representative of a shareholder has the rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles and applicable securities legislation, if appropriate evidence of appointment or incumbency within the meaning of the Securities Transfer Act has been deposited with the Company. This Article 6.2 does not apply in the case of the death of a shareholder with respect to shares registered in the shareholder's name and the name of another person in joint tenancy.

PART 7

ACQUISITION OF COMPANY’S SHARES

7.1 Company Authorized to Purchase or Otherwise Acquire Shares

Subject to Article 7.2, the special rights or restrictions attached to the shares of any class or series of shares, the Business Corporations Act and applicable securities legislation, the Company may, if authorized by the directors, purchase or otherwise acquire any of its shares at the price and upon the terms determined by the directors.

7.2 No Purchase, Redemption or Other Acquisition When Insolvent

The Company must not make a payment or provide any other consideration to purchase, redeem or otherwise acquire any of its shares if there are reasonable grounds for believing that:

(1)
the Company is insolvent; or
(2)
making the payment or providing the consideration would render the Company insolvent.

7.3 Sale and Voting of Purchased, Redeemed or Otherwise Acquired Shares

If the Company retains a share redeemed, purchased or otherwise acquired by it, the Company may sell or otherwise dispose of the share, but, while such share is held by the Company, it:

(1)
is not entitled to vote the share at a meeting of its shareholders;
(2)
must not pay a dividend in respect of the share; and
(3)
must not make any other distribution in respect of the share.

PART 8

BORROWING POWERS

8.1 Borrowing Powers

The Company, if authorized by the directors, may:

(1)
borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that the directors consider appropriate;
(2)
issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as the directors consider appropriate;
(3)
guarantee the repayment of money by any other person or the performance of any obligation of any other person; and
(4)
mortgage, hypothecate, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company, including property that is movable or immovable, corporeal or incorporeal.

8.2 Additional Powers

The powers conferred under this Part 8 shall be deemed to include the powers conferred on a company by Division VII of the Act Respecting the Special Powers of Legal Persons being chapter P-16 of the

Revised Statutes of Quebec, and every statutory provision that may be substituted therefor or for any provision therein.

PART 9

ALTERATIONS

9.1 Alteration of Authorized Share Structure

Subject to Articles 9.2 and 9.3, the special rights or restrictions attached to the shares of any class or series of shares and the Business Corporations Act, the Company may:

(1)
by ordinary resolution:
(a)
create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;
(b)
increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;
(c)
if the Company is authorized to issue shares of a class of shares with par value:
(i)
decrease the par value of those shares; or
(ii)
if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;
(d)
change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value; or
(e)
otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act;

and, if applicable, alter its Notice of Articles and Articles accordingly; or

(2)
by resolution of the directors:
(a)
subdivide or consolidate all or any of its unissued, or fully paid issued, shares; or
(b)
alter the identifying name of any of its shares;

and if applicable, alter its Notice of Articles and, if applicable, its Articles accordingly.

9.2 Special Rights or Restrictions

Subject to the special rights or restrictions attached to any class or series of shares and the Business Corporations Act, the Company may by ordinary resolution:

(1)
create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any or all of those shares have been issued; or
(2)
vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued;

and alter its Articles and Notice of Articles accordingly.

9.3 No Interference with Class or Series Rights without Consent

A right or special right attached to issued shares must not be prejudiced or interfered with under the Business Corporations Act, the Notice of Articles or these Articles unless the holders of shares of the class or series of shares to which the right or special right is attached consent by a special separate resolution of the holders of such class or series of shares.

9.4 Change of Name

The Company may by directors' resolution or ordinary resolution authorize an alteration to its Notice of Articles in order to change its name.

9.5 Other Alterations

If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by ordinary resolution alter these Articles.

PART 10

MEETINGS OF SHAREHOLDERS

10.1 Annual General Meetings

Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold an annual general meeting at least once in each calendar year arid not more than 15 months after the last annual reference date at such time and place, whether in or outside of British Columbia, as may be determined by the directors.

10.2 Resolution Instead of Annual General Meeting

If all the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10 .2, select as the Company's annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

10.3 Calling of Meetings of Shareholders

The directors may, at any time, call a meeting of shareholders, to be held at such time and place, whether in or outside of British Columbia, as may be determined by the directors.

10.4 Notice for Meetings of Shareholders

The Company must send notice of the date, time and location of any meeting of shareholders (including, without limitation, any notice specifying the intention to propose a resolution as an exceptional resolution, a special resolution or a special separate resolution, and any notice to consider approving an amalgamation into a foreign jurisdiction, an arrangement or the adoption of an amalgamation agreement, and any notice of a general meeting, class meeting or series meeting), in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:

(1)
if and for so long as the Company is a public company, 21 days;

(2)
otherwise, 10 days.

10.5 Failure to Give Notice and Waiver of Notice

The accidental omission to send notice of any meeting of shareholders to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive that entitlement or agree to reduce the period of that notice. Attendance of a person at a meeting of shareholders is a waiver of entitlement to notice of the meeting unless that person attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

10.6 Notice of Special Business at Meetings of Shareholders

If a meeting of shareholders is to consider special business within the meaning of Article 11.1, the notice of meeting must:

(1)
state the general nature of the special business; and
(2)
if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders:
(a)
at the Company's records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and
(b)
during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

10.7 Class Meetings and Series Meetings of Shareholders

Unless otherwise specified in these Articles, the provisions of these Articles relating to a meeting of shareholders will apply, with the necessary changes and so far as they are applicable, to a class meeting or series meeting of shareholders holding a particular class or series of shares.

10.8 Notice of Dissent Rights

The Company must send to each of its shareholders, whether or not their shares carry the right to vote, a notice of any meeting of shareholders at which a resolution entitling shareholders to dissent is to be considered specifying the date of the meeting and containing a statement advising of the right to send a notice of dissent together with a copy of the proposed resolution at least the following number of days before the meeting:

(1)
if and for so long as the Company is a public company, 21 days;
(2)
otherwise, 10 days.

10.9 Advance Notice Provisions

(1)
Nomination of Directors

Subject only to the Business Corporations Act and these Articles, only persons who are nominated in accordance with the procedures set out in this Article 10.9 shall be eligible for election as directors to the board of directors of the Company. Nominations of persons for election to the board may only be made at an annual meeting of shareholders, or at a special meeting of shareholders called for any purpose at which the election of directors is a matter specified in the notice of meeting, as follows:

(a)
by or at the direction of the board or an authorized officer of the Company, including pursuant to a notice of meeting;
(b)
by or at the direction or request of one or more shareholders pursuant to a valid proposal made in accordance with the provisions of the Business Corporations Act or a valid requisition of shareholders made in accordance with the provisions of the Business Corporations Act; or
(c)
by any person entitled to vote at such meeting (a “Nominating Shareholder”), who:
(i)
is, at the close of business on the date of giving notice provided for in this Article 10.9 and on the record date for notice of such meeting, either entered in the securities register of the Company as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting and provides evidence of such beneficial ownership to the Company; and
(ii)
has given timely notice in proper written form as set forth in this Article 10.9.
(2)
Exclusive Means

For the avoidance of doubt, this Article 10.9 shall be the exclusive means for any person to bring nominations for election to the board before any annual or special meeting of shareholders of the Company.

(3)
Timely Notice

In order for a nomination made by a Nominating Shareholder to be timely notice (a “Timely Notice”), the Nominating Shareholder's notice must be received by the chief executive officer of the Company at the principal executive offices or registered office of the Company:

(a)
in the case of an annual meeting of shareholders (including an annual and special meeting), not later than 5:00p.m. (Vancouver time) on the 30th day before the date of the meeting; provided, however, if the first public announcement made by the Company of the date of the meeting (each such date being the “Notice Date”) is less than 50 days before the meeting date, notice by the Nominating Shareholder may be given not later than the close of business on the 10th day following the Notice Date; and
(b)
in the case of a special meeting (which is not also an annual meeting) of shareholders called for any purpose which includes the election of directors to the board, not later than the close of business on the 15th day following the Notice Date;

provided that, in either instance, if notice-and-access (as defined in National Instrument 54-101 -Communication with Beneficial Owners of Securities of a Reporting Issuer) is used for delivery of proxy related materials in respect of a meeting described in Article 10.9(3)(a) or 10.9(3)(b), and the Notice Date in respect of the meeting is not less than 50 days before the date of the applicable meeting, the notice must be received not later than the close of business on the 40th day before the date of the applicable meeting.

(4)
Proper Form of Notice

To be in proper written form, a Nominating Shareholder's notice to the chief executive officer must comply with all the provisions of this Article 10.9 and disclose or include, as applicable:

(a)
as to each person whom the Nominating Shareholder proposes to nominate for election as a director (a “Proposed Nominee”):
(i)
the name, age, business and residential address and citizenship of the Proposed Nominee;
(ii)
the principal occupation/business or employment of the Proposed Nominee, both presently and for the past five years;
(iii)
the number of securities of each class of securities of the Company or any of its subsidiaries beneficially owned, or controlled or directed, directly or indirectly, by the Proposed Nominee, as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;
(iv)
full particulars of any relationships, agreements, arrangements or understandings (including financial, compensation or indemnity related) between the Proposed Nominee and the Nominating Shareholder, or any affiliates or associates of, or any person or entity acting jointly or in concert with, the Proposed Nominee or the Nominating Shareholder;
(v)
a statement as to whether the Proposed Nominee would be "independent" of the Corporation within the meaning of Sections 1.4 and 1.5 of National Instrument 52-110 - Audit Committees of the Canadian Securities Administrators, as such provisions may amended from time to time, if elected as a director of the Company at such meeting and the reasons and basis for such determination;
(vi)
any other information that would be required to be disclosed in a dissident proxy circular or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to the Business Corporations Act or applicable securities law; and
(vii)
a written consent of each Proposed Nominee to being named as nominee and certifying that such Proposed Nominee is not disqualified from acting as director under the provisions of subsection 124(2) of the Business Corporations Act, and
(b)
as to each Nominating Shareholder giving the notice, and each beneficial owner, if any, on whose behalf the nomination is made:
(i)
their name, business and residential address;
(ii)
the number of securities of the Company or any of its subsidiaries beneficially owned, or controlled or directed, directly or indirectly, by the Nominating Shareholder or any other person with whom the Nominating Shareholder is acting jointly or in concert with respect to the Company or any of its securities, as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;

(iii)
their interests in, or rights or obligations associated with, any agreement, arrangement or understanding, the purpose or effect of which is to alter, directly or indirectly, the person's economic interest in a security of the Company or the person's economic exposure to the Company;
(iv)
any relationships, agreements or arrangements, including financial, compensation and indemnity related relationships, agreements or arrangements, between the Nominating Shareholder or any affiliates or associates of, or any person or entity acting jointly or in concert with, the Nominating Shareholder and any Proposed Nominee;
(v)
full particulars of any proxy, contract, relationship arrangement, agreement or understanding pursuant to which such person, or any of its affiliates or associates, or any person acting jointly or in concert with such person, has any interests, rights or obligations relating to the voting of any securities of the Company or the nomination of directors to the board;
(vi)
a representation as to whether or not such person intends to deliver a proxy circular and/or form of proxy to any shareholder of the Company in connection with such nomination or otherwise solicit proxies or votes from shareholders of the Company in support of such nomination; and
(vii)
any other information relating to such person that would be required to be included in a dissident proxy circular or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to the Business Corporations Act or as required by applicable securities law.

Reference to “Nominating Shareholder” in this Article 10 .9(4) shall be deemed to refer to each shareholder that nominated or seeks to nominate a person for election as director in the case of a nomination proposal where more than one shareholder is involved in making the nomination proposal.

(5)
Currency of Nominee Information

All information to be provided in a Timely Notice pursuant to this Article 10.9 shall be provided as of the date of such notice. The Nominating Shareholder shall provide the Company with an update to such information forthwith so that it is true and correct in all material respects as of the date that is 10 business days before the date of the meeting, or any adjournment or postponement thereof.

(6)
Delivery of Information

Notwithstanding Part 24 of these Articles, any notice, or other document or information required to be given to the chief executive officer pursuant to this Article 10.9 may only be given by personal delivery or courier (but not by fax or email) to the chief executive officer at the address of the principal executive offices or registered office of the Company and shall be deemed to have been given and made on the date of delivery if it is a business day and the delivery was made prior to 5:00 p.m. in the city where the Company's principal executive offices are located and otherwise on the next business day.

(7)
Defective Nomination Determination

The chair of any meeting of shareholders of the Company shall have the power to determine whether any proposed nomination is made in accordance with the provisions of this Article 10.9, and if any proposed nomination is not in compliance with such provisions, must as soon as practicable following receipt of such nomination and prior to the meeting declare that such defective nomination shall not be considered at any meeting of shareholders.

(8)
Waiver

The board may, in its sole discretion, waive any requirement in this Article 10.9.

(9)
Definitions

For the purposes of this Article 10 .9, “public announcement” means disclosure in a news release disseminated by the Company through a national news service in Canada, or in a document filed by the Company for public access under its profile on the System of Electronic Document Analysis and Retrieval at www.sedar.com.

PART 11

PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

11.1 Special Business

At a meeting of shareholders, the following business is special business:

(1)
at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;
(2)
at an annual general meeting, all business is special business except for the following:
(a)
business relating to the conduct of or voting at the meeting;
(b)
consideration of any financial statements of the Company presented to the meeting;
(c)
consideration of any reports of the directors or auditor;
(d)
the election or appointment of directors;
(e)
the appointment of an auditor;
(f)
the setting of the remuneration of an auditor;
(g)
business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution; and
(h)
any non-binding advisory vote (i) proposed by the Company, (ii) required by the rules of any stock exchange on which securities of the Company are listed, or (iii) required by applicable Canadian securities legislation.

11.2 Special Majority

The majority of votes required for the Company to pass a special resolution at a general meeting of shareholders is two-thirds of the votes cast on the resolution.

11.3 Quorum

Subject to the special rights or restrictions attached to the shares of any class or series of shares and to Article 11.4, a quorum for the transaction of business at a meeting of shareholders is present if at least two shareholders who, in the aggregate, hold at least 33 1/3% of the issued shares entitled to be voted at the meeting are present in person or represented by proxy, irrespective of the number of persons actually present at the meeting.

11.4 One Shareholder May Constitute Quorum

If there is only one shareholder entitled to vote at a meeting of shareholders:

(1)
the quorum is one person who is, or who represents by proxy, that shareholder, and
(2)
that shareholder, present in person or by proxy, may constitute the meeting.

11.5 Persons Entitled to Attend Meeting

In addition to those persons who are entitled to vote at a meeting of shareholders, the only other persons entitled to be present at the meeting are the directors, the officers, any lawyer for the Company, the auditor of the Company, any persons invited to be present at the meeting by the directors or by the chair of the meeting and any persons entitled or required under the Business Corporations Act or these Articles to be present at the meeting; but if any of those persons does attend the meeting, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a shareholder or proxy holder entitled to vote at the meeting.

11.6 Requirement of Quorum

No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

11.7 Lack of Quorum

If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:

(1)
in the case of a meeting requisitioned by shareholders, the meeting is dissolved, and
(2)
in the case of any other meeting of shareholders, the meeting stands adjourned to the time and place determined by the chair or the board

11.8 Lack of Quorum at Succeeding Meeting

If, at the meeting to which the meeting referred to in Article 11. 7(2) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum.

11.9 Chair

The following individual is entitled to preside as chair at a meeting of shareholders:

(1)
the chair of the board, if any; or
(2)
if the chair of the board is absent or unwilling to act as chair of the meeting, the chief executive officer, if any.

11.10 Selection of Alternate Chair

If, at any meeting of shareholders, there is no chair of the board or chief executive officer present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the chief executive officer are unwilling to act as chair of the meeting, or if the chair of the board and the chief executive officer have advised the corporate secretary, if any, or any director present at the meeting, that they will not be present at the meeting, the directors present must choose one of their number or the Company's solicitor to be chair of the meeting failing which, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.

11.11 Adjournments

The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

11.12 Notice of Adjourned Meeting

It is not necessary to give any notice of an adjourned meeting of shareholders or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

11.13 Decisions by Show of Hands or Poll

Subject to the Business Corporations Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by any shareholder entitled to vote who is present in person or by proxy.

11.14 Declaration of Result

The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.13, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

11.15 Motion Need Not be Seconded

No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

11.16 Casting Vote

In the case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

11.17 Manner of Taking Poll

Subject to Article 11.18, if a poll is duly demanded at a meeting of shareholders:

(1)
the poll must be taken:
(a)
at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and
(b)
in the manner, at the time and at the place that the chair of the meeting directs;

(2)
the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and
(3)
the demand for the poll may be withdrawn by the person who demanded it.

11.18 Demand for Poll on Adjournment

A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

11.19 Chair Must Resolve Dispute

In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the dispute, and his or her determination made in good faith is final and conclusive.

11.20 Casting of Votes

On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

11.21 No Demand for Poll on Election of Chair

No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

11.22 Demand for Poll Not to Prevent Continuance of Meeting

The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of the meeting for the transaction of any business other than the question on which a poll has been demanded.

11.23 Retention of Ballots and Proxies

The Company or its agent must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any shareholder or proxyholder entitled to vote at the meeting. At the end of such three month period, the Company or its agent may destroy such ballots and proxies.

PART 12

VOTES OF SHAREHOLDERS

12.1 Number of Votes by Shareholder or by Shares

Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 12.3:

(1)
on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and
(2)
on a poll, every shareholder entitled to vote on the matter is entitled, in respect of each share entitled to be voted on the matter and held by that shareholder, to one vote and may exercise that vote either in person or by proxy.

12.2 Votes of Persons in Representative Capacity

A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.

12.3 Votes by Joint Holders

If there are joint shareholders registered in respect of any share:

(1)
any one of the joint shareholders may vote at any meeting of shareholders, personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or
(2)
if more than one of the joint shareholders is present at any meeting of shareholders, personally or by proxy, and more than one of them votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

12.4 Legal Personal Representatives as Joint Shareholders

Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders registered in respect of that share.

12.5 Representative of a Corporate Shareholder

If a corporation that is not a subsidiary of the Company is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and:

(1)
for that purpose, the instrument appointing a representative must be received:
(a)
at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, two business days before the day set for the holding of the meeting or any adjourned or postponed meeting; or
(b)
at the meeting or any adjourned or postponed meeting, by the chair of the meeting or adjourned or postponed meeting or by a person designated by the chair of the meeting or adjourned or postponed meeting;
(2)
if a representative is appointed under this Article 12.5:
(a)
the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and
(b)
the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

Evidence of the appointment of any such representative may be sent to the Company or its transfer agent by written instrument, fax or any other method of transmitting legibly recorded messages.

12.6 Proxy Holder Need Not Be Shareholder

A person appointed as a proxy holder need not be a shareholder.

12.7 When Proxy Provisions Do Not Apply to the Company

If and for so long as the Company is a public company, Articles 12.8 to 12.14 apply only insofar as they are not inconsistent with any Canadian securities legislation applicable to the Company, or any rules of an exchange on which securities of the Company are listed.

12.8 Appointment of Proxy Holders

Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders may, by proxy, appoint one or more proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

12.9 Alternate Proxy Holders

A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

12.10 Deposit of Proxy

A proxy for a meeting of shareholders must:

(1)
be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting or any adjourned meeting;
(2)
unless the notice provides otherwise, be received, at the meeting or any adjourned meeting, by the chair of the meeting or adjourned meeting or by a person designated by the chair of the meeting or adjourned meeting; or
(3)
be received in any other manner determined by the board or the chair of the meeting.

A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages or by using such available internet or telephone voting services as may be approved by the directors.

12.11 Validity of Proxy Vote

A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

(1)
at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting or any adjourned meeting at which the proxy is to be used; or
(2)
at the meeting or any adjourned meeting, by the chair of the meeting or adjourned meeting, before any vote in respect of which the proxy has been given has been taken.

12.12 Form of Proxy

A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:

[name of company]

(the “Company”)

The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on [month, day, year] and at any adjournment of that meeting.

Number of shares in respect of which this proxy is given (if no number is specified, then this proxy is given in respect of all shares registered in the name of the undersigned):

Signed [month, day, year]

[Signature of shareholder]

[Name of shareholder- printed]

12.13 Revocation of Proxy

Subject to Article 12.14, every proxy may be revoked by an instrument in writing that is received:

(1)
at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting or any adjourned meeting at which the proxy is to be used; or
(2)
at the meeting or any adjourned meeting, by the chair of the meeting or adjourned meeting, before any vote in respect of which the proxy has been given has been taken.

12.14 Revocation of Proxy Must Be Signed

An instrument referred to in Article 12.13 must be signed as follows:

(1)
if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative or trustee in bankruptcy;
(2)
if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5.

12.15 Chair May Determine Validity of Proxy.

The chair of any meeting of shareholders may determine whether or not a proxy deposited for use at the meeting, which may not strictly comply with the requirements of this Part 12 as to form, execution, accompanying documentation, time of filing or otherwise, shall be valid for use at the meeting, and any such determination made in good faith shall be final, conclusive and binding upon the meeting.

12.16 Production of Evidence of Authority to Vote

The board or the chair of any meeting of shareholders may, but need not, at any time (including before, at or subsequent to the meeting) inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence for the purposes of determining a person's share ownership as at the relevant record date and the authority to vote.

PART 13

DIRECTORS

13.1 First Directors; Number of Directors

The first directors are the persons designated as directors of the Company in the Notice of Articles that applies to the Company when it is recognized under the Act. The number of directors, excluding additional directors appointed under Article 14.8, is-set at:

(1)
subject to Article 13.1 (2) the number of directors that is equal to the number of the Company's first directors; and
(2)
the greater of three and the most recently set of:
(a)
the number of directors set by a resolution of the directors; and
(b)
the number of directors in the office pursuant to Article 14.4.

13.2 Change in Number of Directors

If the number of directors is set under Article 13.1 (2)(a):

(1)
the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number; or
(2)
if the shareholders do not elect or appoint the directors needed to fill any vacancies in the board of directors up to that number then the directors, subject to Article 14.8, may appoint directors to fill those vacancies.

No decrease in the number of directors will shorten the term of an incumbent director.

13.3 Directors' Acts Valid Despite Vacancy

An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

13.4 Qualifications of Directors

A director is not required to hold a share of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

13.5 Remuneration of Directors

The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine.

13.6 Reimbursement of Expenses of Directors

The Company must reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Company.

13.7 Special Remuneration for Directors

If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of, or not in his or her capacity as, a director, or if any director is otherwise specially occupied in or about the Company's business, he or she may be paid remuneration fixed by the directors, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive.

13.8 Gratuity, Pension or Allowance on Retirement of Director

Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his or her spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

PART 14

ELECTION AND REMOVAL OF DIRECTORS

14.1 Election at Annual General Meeting

At every annual general meeting and in every unanimous resolution contemplated by Article 10.2:

(1)
the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors for the time being set by the directors under these Articles; and
(2)
all the directors cease to hold office immediately before the election or appointment of directors under paragraph (1), but are eligible for re-election or re-appointment, subject to being nominated in accordance with Article 10 .9.

14.2 Consent to be a Director

No election, appointment or designation of an individual as a director is valid unless:

(1)
that individual consents to be a director in the manner provided for in the Business Corporations Act, or
(2)
that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director.

14.3 Failure to Elect or Appoint Directors

If:

(1)
the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10 .2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act, or
(2)
the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10 .2, to elect or appoint any directors;

then each director then in office continues to hold office until the earlier of:

(3)
when his or her successor is elected or appointed; and
(4)
when he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.

14.4 Places of Retiring Directors Not Filled

If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not reelected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles but their term of office shall expire when new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

14.5 Directors May Fill Casual Vacancies

Any casual vacancy occurring in the board of directors may be filled by the directors.

14.6 Remaining Directors' Power to Act

The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of calling a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose.

14.7 Shareholders May Fill Vacancies

If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

14.8 Additional Directors

Notwithstanding Article 13.2, between annual general meetings or unanimous resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8.

Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 14.1 (1), but is eligible for re-election or reappointment, subject to being nominated in accordance with Article 10 .9.

14.9 Ceasing to be a Director

A director ceases to be a director when:

(1)
the term of office of the director expires;
(2)
the director dies;

(3)
the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or
(4)
the director is removed from office pursuant to Articles 14.10 or 14.11.

14.10 Removal of Director by Shareholders

The Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

14.11 Removal of Director by Directors

The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company in accordance with the Business Corporations Act and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

PART 15

ALTERNATE DIRECTORS

15.1 Appointment of Alternate Director

Any director (an "appointor") may by notice in writing received by the Company appoint any person (an "appointee") who is qualified to act as a director to be his or her alternate to act in his or her place at meetings of the directors or committees of the directors at which the appointor is not present unless (in the case of an appointee who is not a director) the directors have reasonably disapproved the appointment of such person as an alternate director and have given notice to that effect to his or her appointor within a reasonable time after the notice of appointment is received by the Company.

15.2 Notice of Meetings

Every alternate director so appointed is entitled to notice of meetings of the directors and of committees of the directors of which his or her appointor is a member and to attend and vote as a director at any such meetings at which his or her appointor is not present.

15.3 Alternate for More than One Director Attending Meetings

A person may be appointed as an alternate director by more than one director, and an alternate director:

(1)
will be counted in determining the quorum for a meeting of directors once for each of his or her appointors and, in the case of an appointee who is also a director, once more in that capacity;
(2)
has a separate vote at a meeting of directors for each of his or her appointors and, in the case of an appointee who is also a director, an additional vote in that capacity;
(3)
will be counted in determining the quorum for a meeting of a committee of directors once for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a directors, once more in that capacity; and
(4)
has a separate vote at a meeting of a committee of directors for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, an additional vote in that capacity.

15.4 Consent Resolutions

Every alternate director, if authorized by the notice appointing him or her, may sign in place of his or her appointor any resolutions to be consented to in writing.

15.5 Alternate Director an Agent

Every alternate director is deemed to be the agent of his or her appointor.

15.6 Revocation or Amendment of Appointment of Alternate Director

An appointor may at any time, by notice in writing received by the Company, revoke or amend the terms of the appointment of an alternate directors appointed by him or her.

15.7 Ceasing to be an Alternate Director

The appointment of an alternate directors ceases when:

(1)
his or her appointor ceases to be a director and is not promptly re-elected or re-appointed;
(2)
the alternate director dies;
(3)
the alternate director resigns as an alternate director by notice in writing provided to the Company or a lawyer for the Company;
(4)
the alternate director ceases to be qualified to act as a director; or
(5)
the term of his appointment expires, or his or her appointor revokes the appointment of the alternate directors.

15.8 Remuneration and Expenses of Alternate Director

The Company may reimburse an alternate director for the reasonable expenses that would be properly reimbursed if he or she were a director, and the alternate directors is entitled to receive from the Company such proportion, if any, of the remuneration otherwise payable to the appointor as the appointor may from time to time direct.

PART 16

POWERS AND DUTIES OF DIRECTORS

16.1 Powers of Management

The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company.

16.2 Appointment of Attorney of Company

The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

PART 17

INTERESTS OF DIRECTORS AND OFFICERS

17.1 Obligation to Account for Profits

A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act.

17.2 Restrictions on Voting by Reason of Interest

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors' resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.

17.3 Interested Director Counted in Quorum

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

17.4 Disclosure of Conflict of Interest or Property

A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual's duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.

17.5 Director Holding Other Office in the Company

A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

17.6 No Disqualification

No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.

17.7 Professional Services by Director or Officer

Subject to the Business Corporations Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

17.8 Director or Officer in Other Corporations

A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.

“PART 18”

PROCEEDINGS OF DIRECTORS

18.1 Meetings of Directors

The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine.

18.2 Voting at Meetings

Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

18.3 Chair of Meetings

The following individual is entitled to preside as chair at a meeting of directors:

(1)
the chair of the board, if any; or
(2)
in the absence of the chair of the board, the chief executive officer, if any, if the chief executive officer is a director; or
(3)
any other director chosen by the directors if:
(a)
neither the chair of the board nor the chief executive officer, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting;
(b)
neither the chair of the board nor the chief executive officer, if a director, is willing to chair the meeting; or
(c)
the chair of the board and the chief executive officer, if a director, has advised the corporate secretary, if any, or any other director, that he or she will not be present at the meeting.

18.4 Meetings by Telephone or Other Communications Medium

A director may participate in a meeting of the directors or of any committee of the directors:

(1)
in person;
(2)
by telephone; or
(3)
other communications medium;

if all directors participating in the meeting, whether in person, or by telephone or other communications medium, are able to communicate with each other. A director who participates in a meeting in a manner contemplated by this Article 18.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

18.5 Calling of Meetings

A director may, and the corporate secretary or an assistant corporate secretary of the Company, if any, on the request of a director must, call a meeting of the directors at any time.

18.6 Notice of Meetings

Other than for meetings held at regular intervals as determined by the directors pursuant to Article 18.1 or as provided in Article 18.7, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors by any method set out in Article 24.1 or orally or by telephone conversation with a director.

18.7 When Notice Not Required

It is not necessary to give notice of a meeting of the directors to a director if:

(1)
the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed; or
(2)
the director has waived notice of the meeting.

18.8 Meeting Valid Despite Failure to Give Notice

The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director, does not invalidate any proceedings at that meeting.

18.9 Waiver of Notice of Meetings

Any director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director, and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director.

Attendance of a director or alternate director at a meeting of the directors is a waiver of notice of the meeting, unless that director or alternate director attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

18.10 Quorum

The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be set at two directors or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.

18.11 Validity of Acts Where Appointment Defective

Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

18.12 Consent Resolutions in Writing

A resolution of the directors or of any committee of the directors may be passed without a meeting:

(1)
in all cases, if each of the directors entitled to vote on the resolution consents to it in writing; or

(2)
in the case of a resolution to approve a contract or transaction in respect of which a director has disclosed that he or she has or may have a disclosable interest, if each of the other directors who have not made such a disclosure consents in writing to the resolution.

A consent in writing under this Article 18.12 may be by any written instrument, e-mail or any other method of transmitting legibly recorded messages in which the consent of the director is evidenced, whether or not the signature of the director is included in the record. A consent in writing may be in two or more counterparts which together are deemed to constitute one consent in writing. A resolution of the directors or of any committee of the directors passed in accordance with this Article 18.12 is effective on the date stated in the consent in writing or on the latest date stated on any counterpart and is deemed to be a proceeding at a meeting of the directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of the directors or of a committee of the directors.

PART 19

BOARD COMMITTEES

19.1 Appointment and Powers of Committees

The directors may, by resolution:

(1)
appoint one or more committees consisting of the director or directors that they consider appropriate;
(2)
delegate to a committee appointed under paragraph (1) any of the directors' powers, except:
(a)
the power to fill vacancies in the board of directors;
(b)
the power to remove a director or appoint additional directors;
(c)
the power to set the number of directors;
(d)
the power to create a committee of directors, create or modify the terms of reference for a committee of the directors, or change the membership of, or fill vacancies in, any committee of the directors;
(e)
the power to appoint or remove officers appointed by the directors; and
(3)
make any delegation permitted by paragraph (2) subject to the conditions set out in the resolution or any subsequent directors' resolution.

19.2 Obligations of Committees

Any committee appointed under Article 19.1, in the exercise of the powers delegated to it, must:

(1)
conform to any rules that may from time to time be imposed on it by the directors; and
(2)
report every act or thing done in exercise of those powers at such times as the directors may require.

19.3 Powers of Board

The directors may, at any time, with respect to a committee appointed under Article 19.1:

(1)
revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;
(2)
terminate the appointment of, or change the membership of, the committee; and
(3)
fill vacancies in the committee.

19.4 Committee Meetings

Subject to Article 19.2(1) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Article 19.1:

(1)
the committee may meet and adjourn as it thinks proper;
(2)
the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;
(3)
a majority of the members of the committee constitutes a quorum of the committee; and
(4)
questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

PART 20

OFFICERS

20.1 Directors May Appoint Officers

The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment.

20.2 Functions, Duties and Powers of Officers

The directors may, for each officer:

(1)
determine the functions and duties of the officer;
(2)
delegate to the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and
(3)
revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

20.3 Qualifications

No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as a managing director must be a director. Any other officer need not be a director.

20.4 Remuneration and Terms of Appointment

All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors think fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity.

PART 21

INDEMNIFICATION

21.1 Definitions

In this Part 21:

(1)
“eligible penalty” means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;
(2)
“eligible proceeding” means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which a director or former director or an officer or former officer of the Company (each, an "eligible party") or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director or officer of the Company:
(a)
is or may be joined as a party; or
(b)
is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;
(3)
“expenses” has the meaning set out in the Business Corporations Act,
(4)
“officer” means an officer appointed by the board of directors.

21.2 Mandatory Indemnification of Directors and Officers

Subject to the Business Corporations Act, the Company must indemnify an eligible party and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding to the fullest extent permitted by the Business Corporations Act.

21.3 Deemed Contract

Each director and officer is deemed to have contracted with the Company on the terms of the indemnity contained in Article 21.2.

21.4 Permitted Indemnification

Subject to any restrictions in the Business Corporations Act, the Company may indemnify any person, including directors, officers, employees, agents and representatives of the Company.

21.5 Non-Compliance with Business Corporations Act

The failure of a director or officer of the Company to comply with the Business Corporations Act or these Articles does not invalidate any indemnity to which he or she is entitled under this Part 21.

21.6 Company May Purchase Insurance

The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:

(1)
is or was a director, officer, employee or agent of the Company;
(2)
is or was a director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Company;
(3)
at the request of the Company, is or was a director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity;
(4)
at the request of the Company, holds or held a position equivalent to that of a director or officer of a partnership, trust, joint venture or other unincorporated entity;

against any liability incurred by him or her as such director, officer, employee or agent or person who holds or held such equivalent position.

PART 22

DIVIDENDS

22.1 Payment of Dividends Subject to Special Rights

The provisions of this Part 22 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.

22.2 Declaration of Dividends

Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as they may consider appropriate.

22.3 No Notice Required

The directors need not give notice to any shareholder of any declaration under Article 22.2.

22.4 Record Date

The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the dividend.

22.5 Manner of Paying Dividend

A resolution declaring a dividend may direct payment of the dividend wholly or partly in money or by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company or any other corporation, or in any one or more of those ways.

22.6 Settlement of Difficulties

If any difficulty arises in regard to a distribution under Article 22.5, the directors may settle the difficulty as they deemed advisable, and, in particular, may:

(1)
set the value for distribution of specific assets;

(2)
determine that money in substitution for all or any part of the specific assets to which any shareholders are entitled may be paid to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and
(3)
vest any such specific assets in trustees for the persons entitled to the dividend.

22.7 When Dividend Payable

Any dividend may be made payable on such date as is fixed by the directors.

22.8 Dividends to be Paid in Accordance with Number of Shares

All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

22.9 Receipt by Joint Shareholders

If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

22.10 Dividend Bears No Interest

No dividend bears interest against the Company.

22.11 Fractional Dividends

If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

22.12 Payment of Dividends

Any dividend or other distribution payable in money in respect of shares may be paid;

(1)
by cheque, made payable to the order of the person to whom it is sent, and mailed to the registered address of the shareholder, or in the case of joint shareholders, to the registered address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing; or
(2)
by electronic transfer, if so authorized by the shareholder.

The mailing of such cheque or the forwarding by electronic transfer will, to the extent of the sum represented by the cheque or transfer (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

22.13 Capitalization of Retained Earnings or Surplus

Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any retained earnings or surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the retained earnings or surplus so capitalized or any part thereof.

22.14 Unclaimed Dividends

Any dividend unclaimed after a period of three years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Company. The Company shall not be liable to any person in respect of any dividend which is forfeited to the Company or delivered to any public official pursuant to any applicable abandoned property, escheat or similar law.

PART 23

ACCOUNTING RECORDS AND AUDITOR

23.1 Recording of Financial Affairs

The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Business Corporations Act.

23.2 Inspection of Accounting Records

Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.

23.3 Remuneration of Auditor

The directors may set the remuneration of the auditor of the Company.

PART 24

NOTICES

24.1 Method of Giving Notice

Unless the Business Corporations Act or these Articles provide otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

(1)
mail addressed to the person at the applicable address for that person as follows:
(a)
for a record mailed to a shareholder, the shareholder's registered address;
(b)
for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;
(c)
in any other case, the mailing address of the intended recipient;
(2)
delivery at the applicable address for that person as follows, addressed to the person:
(a)
for a record delivered to a shareholder, the shareholder's registered address;
(b)
for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;
(c)
in any other case, the delivery address of the intended recipient;
(3)
unless the intended recipient is the Company or the auditor of the Company, sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;
(4)
unless the intended recipient is the auditor of the Company, sending the record by e-mail to the e-mail address provided by the intended recipient for the sending of that record or records of that class;

(5)
physical delivery to the intended recipient;
(6)
creating and providing a record posted on or made available through a general accessible electronic source and providing written notice by any of the foregoing methods as to the availability of such record; or
(7)
as otherwise permitted by applicable securities legislation.

24.2 Deemed Receipt

A notice, statement, report or other record that is:

(1)
mailed to a person by ordinary mail to the applicable address for that person referred to in Article 24.1 is deemed to be received by the person to whom it was mailed on the day, Saturdays, Sundays and holidays excepted, following the date of mailing;
(2)
faxed to a person to the fax number provided by that person referred to in Article 24.1 is deemed to be received by the person to whom it was faxed on the day it was faxed;
(3)
e-mailed to a person to the e-mail address provided by that person referred to in Article 24.1 is deemed to be received by the person to whom it was e-mailed on the day it was e-mailed; and
(4)
delivered in accordance with Section 24.1 (6), is deemed to be received by the person on the day such written notice is sent.

24.3 Certificate of Sending

A certificate or other document signed by the corporate secretary, if any, or other officer of the Company or of any other corporation acting in that capacity on behalf of the Company stating that a notice, statement, report or other record was sent in accordance with Article 24.1 is conclusive evidence of that fact.

24.4 Notice to Joint Shareholders

A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing such record to the joint shareholder first named in the central securities register in respect of the share.

24.5 Notice to Legal Personal Representatives and Trustees

A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

(1)
mailing the record, addressed to them:
(a)
by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and
(b)
at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or
(2)
if an address referred to in paragraph (1)(b) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

24.6 Undelivered Notices

If, on two consecutive occasions, a notice, statement, report or other record is sent to a shareholder pursuant to Article 24.1 and on each of those occasions any such record is returned because the shareholder cannot be located, the Company shall not be required to send any further records to the shareholder until the shareholder informs the Company in writing of his or her new address.

PART 25

SEAL

25.1 Who May Attest Seal

Except as provided in Articles 25.1 (2) and 25.1 (3), the Company's seal, if any, must not be impressed on any record except when that impression is attested by the signatures of:

(1)
any two directors;
(2)
any officer, together with any director;
(3)
if the Company only has one director, that director; or
(4)
any one or more directors or officers or persons as may be determined by the directors.

25.2 Sealing Copies

For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite Article 25.1, the impression of the seal may be attested by the signature of any director or officer or the signature of any other person as may be determined by the directors.

25.3 Mechanical Reproduction of Seal

The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and such persons as are authorized under Article 25.1 to attest the Company's seal may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

PART 26

PROHIBITIONS

26.1 Definitions

In this Part 26:

(1)
“security” has the meaning assigned in the Securities Act,

(2)
“transfer restricted security” means
(a)
a share of the Company;
(b)
a security of the Company convertible into shares of the Company;
(c)
any other security of the Company which must be subject to restrictions on transfer in order for the Company to satisfy the requirement for restrictions on transfer under the “private issuer” exemption of Canadian securities legislation or under any other exemption from prospectus or registration requirements of Canadian securities legislation similar in scope and purpose to the “private issuer” exemption.

26.2 Application

Article 26.3 does not apply to the Company if and for so long as it is a public company.

26.3 Consent Required for Transfer of Shares or Transfer Restricted Securities

No share or other transfer restricted security may be sold, transferred or otherwise disposed of without the consent of the directors and the directors are not required to give any reason for refusing to consent to any such sale, transfer or other disposition.

“PART 27”

SUBORDINATE VOTING SHARES

27.1 Rights

An unlimited number of Subordinate Voting Shares, without nominal or par value, having attached hereto the rights as set forth below:

(1)
The holders of the Subordinate Voting Shares shall be entitled to receive notice of and to vote at every meeting of the shareholders of the Company and shall have one vote thereat for each Subordinate Voting Share so held;
(2)
Subject to the rights, privileges, restrictions and conditions attached to the Multiple Voting Shares of the Company, the board of directors may from time-to-time declare a dividend, and the Company shall pay thereon out of the monies of the Company properly applicable to the payment of the dividends to the holders of Subordinate Voting Shares. For the purpose hereof, the holders of Subordinate Voting Shares receive dividends as shall be determined from time-to-time by the board of directors whose determination shall be conclusive and binding upon the Company and the holders of Subordinate Voting Shares; and
(3)
Subject to the rights, privileges, restrictions and conditions attached to the Multiple Voting Shares of the Company, in the event of liquidation, dissolution or winding-up of the Company or upon any distribution of the assets of the Company among shareholders being made (other than by way of dividend out of the monies property applicable to the payment of dividends) the holders of Subordinate Voting Shares shall be entitled to share equally.

PART 28

MULTIPLE VOTING SHARES

28.1 Special Rights and Restrictions

An unlimited number of Multiple Voting Shares, without nominal or par value, having attached thereto the special rights and restrictions as set forth below:

(a)
Voting Rights. Holders of Multiple Voting Shares shall be entitled to notice of and to attend at any meeting of the shareholders of the Corporation, except a meeting of which only holders of another particular class or series of shares of the Corporation shall have the right to vote. At each such meeting, holders of Multiple Voting Shares will be entitled to one vote in respect of each Subordinate Voting Share into which such Multiple Voting Share could ultimately then be converted, which for greater certainty, shall initially equal one hundred (100) votes per Multiple Voting Share.
(b)
Alteration to Rights of Multiple Voting Shares. As long as any Multiple Voting Shares remain outstanding, the Corporation will not, without the consent of the holders of the Multiple Voting Shares by separate special resolution, prejudice or interfere with any right or special right attached to the Multiple Voting Shares. Consent of the holders of a majority of the outstanding Multiple Voting Shares shall be required for any action that authorizes or creates shares of any class having preferences superior to or on a parity with the Multiple Voting Shares. In connection with the exercise of the voting rights contained in this paragraph, each holder of Multiple Voting Shares will have one vote in respect of each Multiple Voting Share held.
(c)
Dividends. The holder of Multiple Voting Shares shall have the right to receive dividends, out of any cash or other assets legally available therefor, pari passu (on an as converted basis, assuming conversion of all Multiple Voting Shares into Subordinate Voting Shares at the Conversion Ratio) as to dividends and any declaration or payment of any dividend on the Subordinate Voting Shares. No dividend will be declared or paid on the Multiple Voting Shares unless the Corporation simultaneously declares or pays, as applicable, equivalent dividends (on an as-converted to Subordinate Voting Share basis) on the Subordinate Voting Shares.
(d)
Liquidation, Dissolution or Winding-Up. In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or in the event of any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of Multiple Voting Shares will, subject to the prior rights of the holders of any shares of the Corporation ranking in priority to the Multiple Voting Shares, be entitled to participate rateably along with all other holders of Multiple Voting Shares (on an as-converted to Subordinate Voting Share basis) and Subordinate Voting Shares.
(e)
Rights to Subscribe; Pre-Emptive Rights. The holders of Multiple Voting Shares are not entitled to a right of first refusal to subscribe for, purchase or receive any part of any issue of Subordinate Voting Shares, or bonds, debentures or other securities of the Corporation now or in the future.
(f)
Conversion. Subject to the Conversion Restrictions set forth in this Article 28.1 (f), holders of Multiple Voting Shares Holders shall have conversion rights as follows (the “Conversion Rights”):
(i)
Right to Convert. Each Multiple Voting Share shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of the Corporation or any transfer agent for such shares, into fully paid and nonassessable Subordinate Voting Shares as is determined by multiplying the number of Multiple Voting Shares by the Conversion Ratio applicable to such share, determined as hereafter provided, in effect on the date the Multiple Voting Share is surrendered for conversion. The initial “Conversion Ratio” for shares of Multiple Voting Shares shall be 100 Subordinate Voting Shares for each Multiple Voting Share; provided, however, that the Conversion Ratio shall be subject to adjustment as set forth in Article 28.1 (f)(viii) and (ix).
(ii)
Conversion Limitations. Before any holder of Multiple Voting Shares shall be entitled to convert the same into Subordinate Voting Shares, the board of directors (or a committee thereof) shall designate an officer of the Corporation (the “Conversion Limitation Officer”) to determine if any Conversion Limitation set forth in Article 28.1 (f)(iii) or (iv) shall apply to the conversion of Multiple Voting Shares.
(iii)
Foreign Private Issuer Protection Limitation: The Corporation will use commercially reasonable efforts to maintain its status as a "foreign private issuer'' (as determined in accordance with Rule 3b-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly, the Corporation shall not effect any voluntary conversion of Multiple Voting Shares, and the holders of Multiple Voting Shares shall not have the right to elect to convert any portion of the Multiple Voting Shares, pursuant to Article 28.1 (f) or otherwise, to the extent that after giving effect to all permitted issuances after such conversions of Multiple Voting Shares, the aggregate number of Subordinate Voting Shares and Multiple Voting Shares held of record, directly or indirectly, by residents of the United States (as determined in accordance with Rules 3b-4 and 12g3-2(a) under the Exchange Act (“U.S. Residents”)) would exceed forty-five percent (45%) (the “45% Threshold”) of the aggregate number of Subordinate Voting Shares and Multiple Voting Shares issued and outstanding after giving effect to such conversions (the “FPI Protective Restriction”). The board of directors may by resolution increase the 45% Threshold to an amount not to exceed 50% and in the event of any such increase all references to the 45% Threshold herein shall refer instead to the amended threshold set by such resolution.
(iv)
Conversion Limitations. In order to effect the FPI Protective Restriction, each holder of Multiple Voting Shares will be subject to the 45% Threshold based on the number of Multiple Voting Shares held by such holder as of the date of the initial issuance of the Multiple Voting Shares and thereafter at the end of each of the Corporation's subsequent fiscal quarters (each, a “Determination Date”), calculated as follows:

X =[(A x 0.45) - B] x (C/D)

Where on the Determination Date:

X = Maximum Number of Subordinate Voting Shares Available For Issue upon Conversion of Multiple Voting Shares by a holder.

A = The Number of Subordinate Voting Shares and Multiple Voting Shares issued and outstanding on the Determination Date.

B = Aggregate number of Subordinate Voting Shares and Multiple Voting Shares held of record, directly or indirectly, by U.S. Residents on the Determination Date.

C =Aggregate number of Multiple Voting Shares held by holder on the Determination Date.

D = Aggregate number of all Multiple Voting Shares on the Determination Date.

The Conversion Limitation Officer shall determine as of each Determination Date, in his or her sole discretion acting reasonably, the aggregate number of Subordinate Voting Shares and Multiple Voting Shares held of record, directly or indirectly, by U.S. Residents, the maximum number of Subordinate Voting Shares which may be issued upon exercise of the Conversion Rights generally in accordance with the formula set forth immediately above. Upon request by a holder of Multiple Voting Shares, the Corporation will provide each holder of Multiple Voting Shares with notice of such maximum number as at the most recent Determination Date, or a more recent date as may be determined by the Conversion Limitation Officer in its discretion. To the extent that issuances of Subordinate Voting Shares on exercise of the Conversion Rights would result in the 45% Threshold being exceeded, the number of Subordinate Voting Shares to be issued will be pro-rated among each holder of Multiple Voting Shares exercising the Conversion Rights.

Notwithstanding the provisions of Article 28.1 (f)(iv) and (v):

a.
the board of directors may by resolution waive the application of the FPI Protective Restriction to any exercise or exercises of the Conversion Rights to which the FPI Protective Restriction would otherwise apply, or to future Conversion Rights generally, including with respect to a period of time, if the directors determine that the exercise of such Conversion Rights is in the best interests of the Corporation; and
b.
at any time on or after July 4, 2021, any holder of Multiple Voting Shares shall be entitled to exercise its Conversion Rights, at the option of the holder thereof, regardless of whether the FPI Protective Restriction would otherwise apply.
(v)
Mandatory Conversion. The board of directors may at any time determine by resolution (a “Mandatory Conversion Resolution”) that it is no longer in the best interests of the Corporation that the Multiple Voting Shares are maintained as a separate class of shares of the Corporation. If a Mandatory Conversion Resolution is adopted, then all issued and outstanding Multiple Voting Shares will automatically, without any action on the part of the holder, be converted into Subordinate Voting Shares on the basis of one (1) Multiple Voting Share for one hundred (1 00) Subordinate Voting Shares, and in the case of fractions of Multiple Voting Shares, such number of Subordinate Voting Shares as is determined by multiplying the fraction by one hundred (1 00) (subject to adjustment as set forth in Article 28.1 (f)(viii) and (ix)) as of a date to be specified in the Mandatory Conversion Resolution (the “Mandatory Conversion Record Date”). At least twenty (20) calendar days prior to the Mandatory Conversion Record Date, the Corporation will send, or cause its transfer agent to send, notice to all holders of Multiple Voting Shares of the adoption of a Mandatory Conversion Resolution (a “Mandatory Conversion Notice”) and specifying:
a.
the Mandatory Conversion Record Date;
b.
the number of Subordinate Voting Shares into which the Multiple Voting Shares held by such holder are to be converted; and

c.
the address of record of such holder.

On the Mandatory Conversion Record Date, the Corporation shall issue or shall cause its transfer agent to issue to each holder of Multiple Voting Shares certificates or other evidence representing the number of Subordinate Voting Shares into which the Multiple Voting Shares are converted, and each certificate or other evidence representing Multiple Voting Shares shall be null and void.

From the date of the Mandatory Conversion Resolution, the board of directors shall no longer be entitled to issue any further Multiple Voting Shares whatsoever.

(vi)
Disputes. In the event of a dispute as to the number of Subordinate Voting Shares issuable to a Holder in connection with a conversion of Multiple Voting Shares, the Corporation shall issue to the Holder the number of Subordinate Voting Shares not in dispute and resolve such dispute in accordance with Article 28.1 (f)(xiii).
(vii)
Mechanics of Optional Conversion. Before any holder of Multiple Voting Shares shall be entitled to convert Multiple Voting Shares into Subordinate Voting Shares pursuant to Article 28.1 (f)(i), the holder thereof shall surrender the certificate or certificates therefor (if any), duly endorsed, at the office of the Corporation or of any transfer agent for Subordinate Voting Shares, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates or other evidence of issuance for Subordinate Voting Shares are to be issued (each, a “Conversion Notice”). The Corporation shall (or shall cause its transfer agent to), as soon as practicable thereafter, issue and deliver at such office to such holder, or to the nominee or nominees of such holder, a certificate or certificates or other evidence of issuance for the number of Subordinate Voting Shares to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Multiple Voting Shares to be converted, and the person or persons entitled to receive the Subordinate Voting Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Subordinate Voting Shares as of such date.
(viii)
Adjustments for Distributions. In the event the Corporation shall declare a distribution to holders of Subordinate Voting Shares payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not otherwise causing adjustment to the Conversion Ratio (a “Distribution”), then, in each such case for the purpose of this Article 28.1 (f) (viii), the holders of Multiple Voting Shares shall be entitled to a proportionate share of any such Distribution as though they were the holders of the number of Subordinate Voting Shares into which their Multiple Voting Shares are convertible as of the record date fixed for the determination of the holders of Subordinate Voting Shares entitled to receive such Distribution.
(ix)
Recapitalizations; Stock Splits. If at any time or from time-to-time, the Corporation shall (A) effect a recapitalization of the Subordinate Voting Shares; (B) issue Subordinate Voting Shares as a dividend or other distribution on outstanding Subordinate Voting Shares; (C) subdivide the outstanding

Subordinate Voting Shares into a greater number of Subordinate Voting Shares; (D) consolidate the outstanding Subordinate Voting Shares into a smaller number of Subordinate Voting Shares; or (E) effect any similar transaction or action (each, a “Recapitalization”), provision shall be made so that the holders of Multiple Voting Shares shall thereafter be entitled to receive, upon conversion of Multiple Voting Shares, the number of Subordinate Voting Shares or other securities or property of the Corporation or otherwise, to which a holder of Subordinate Voting Shares deliverable upon conversion would have been entitled on such Recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Article 28.1 (f) with respect to the rights of the holders of Multiple Voting Shares after the Recapitalization to the end that the provisions of this Article 28.1 (f) (including adjustment of the Conversion Ratio then in effect and the number of Multiple Voting Shares issuable upon conversion of Multiple Voting Shares) shall be applicable after that event as nearly equivalent as may be practicable.
(x)
No Fractional Shares and Certificate as to Adjustments. No fractional Subordinate Voting Shares shall be issued upon the conversion of any Multiple Voting Shares and the number of Subordinate Voting Shares to be issued shall be rounded up to the nearest whole Subordinate Voting Share. Whether or not fractional Subordinate Voting Shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Multiple Voting Shares the holder is at the time converting into Subordinate Voting Shares and the number of Subordinate Voting Shares issuable upon such aggregate conversion.
(xi)
Adjustment Notice. Upon the occurrence of each adjustment or readjustment of the Conversion Ratio pursuant to this Article 28.1 (f), the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Multiple Voting Shares a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Multiple Voting Shares, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Ratio for Multiple Voting Shares at the time in effect, and (C) the number of Subordinate Voting Shares and the amount, if any, of other property which at the time would be received upon the conversion of a Multiple Voting Share.
(xii)
Effect of Conversion. All Multiple Voting Shares which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the time of conversion (the “Conversion Time”), except only the right of the holders thereof to receive Subordinate Voting Shares in exchange therefor and to receive payment in lieu of any fraction of a share otherwise issuable upon such conversion.
(xiii)
Dispute Resolution. Any holder of Multiple Voting Shares that beneficially owns more than 5% of the issued and outstanding Multiple Voting Shares may submit a written dispute as to the determination of the conversion ratio or the arithmetic calculation of the conversion ratio of Multiple Voting Shares to Subordinate Voting Shares, the Conversion Ratio, 45% Threshold, FPI Protective Restriction or the Beneficial Ownership Limitation by the Corporation to the board of directors with the basis for the disputed determinations or arithmetic calculations. The Corporation shall respond to the holder within five (5) Business Days of receipt, or deemed receipt, of the dispute notice with a written calculation of the conversion ratio, the Conversion Ratio, 45% Threshold, or the FPI Protective Restriction, as applicable. If the holder and the Corporation are unable to agree upon such determination or calculation of the conversion ratio, the Conversion Ratio, the 45% Threshold or the FPI Protective Restriction, as applicable, within five (5) Business Days of such response, then the Corporation and the holder shall, within one (1) Business Day thereafter submit the disputed arithmetic calculation of the Conversion Ratio, the 45% Threshold or the FPI Protective Restriction to the Corporation's independent, outside accountant. The Corporation, at the Corporation's expense, shall cause the accountant to perform the determinations or calculations and notify the Corporation and the holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.
(g)
Conversion Upon an Offer. In addition to the conversion rights set out in Article 28.1 (f), in the event that an offer is made to purchase Subordinate Voting Shares, and the offer is one which is required, pursuant to applicable securities legislation or the rules of a stock exchange, if any, on which the Subordinate Voting Shares are then listed, to be made to all or substantially all the holders of Subordinate Voting Shares in a province or territory of Canada to which the requirement applies, each Multiple Voting Share shall become convertible at the option of the holder into Subordinate Voting Shares at the inverse of the Conversion Ratio then in effect, at any time while the offer is in effect until one day after the time prescribed by applicable securities legislation for the offeror to take up and pay for such shares as are to be acquired pursuant to the offer. The conversion right in this Article 28.1 (g) may only be exercised in respect of Multiple Voting Shares for the purpose of depositing the resulting Multiple Voting Shares under the offer, and for no other reason. In such event, the transfer agent for the Subordinate Voting Shares shall deposit under the offer the resulting Subordinate Voting Shares, on behalf of the holder. To exercise such conversion right, the holder or his or its attorney duly authorized in writing shall:
(i)
give written notice to the transfer agent of the exercise of such right, and of the number of Multiple Voting Shares in respect of which the right is being exercised;
(ii)
deliver to the transfer agent the share certificate or certificates representing the Multiple Voting Shares in respect of which the right is being exercised, if applicable; and
(iii)
pay any applicable stamp tax or similar duty on or in respect of such conversion.

No share certificates representing the Subordinate Voting Shares, resulting from the conversion of the Multiple Voting Shares will be delivered to the holders on whose behalf such deposit is being made. If Subordinate Voting Shares, resulting from the conversion and deposited pursuant to the offer, are withdrawn by the holder or are not taken up by the offeror, or the offer is abandoned, withdrawn or terminated by the offeror or the offer otherwise expires without such Subordinate Voting Shares being taken up and paid for, the Subordinate Voting Shares resulting from the conversion will be re-converted into Multiple Voting Shares at the inverse of the Conversion Ratio then in effect and a share certificate or other issuance evidence representing the Multiple Voting Shares will be sent to the holder by the transfer agent. In the event that the offeror takes up and pays for the Subordinate Voting Shares resulting from conversion, the transfer agent shall deliver to the holders thereof the consideration paid for such shares by the offeror.

(h)
Notices of Record Date. Except as otherwise provided under applicable law, in the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any ~hares of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Multiple Voting Shares, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.